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                                                                    Exhibit 10.5

                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                         INTERNATIONAL CENTER I, LLC, AS

                                    LANDLORD

                                       AND

                    ICON HEALTH AND FITNESS, INC., AS TENANT

                                 March 30, 2000

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                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT ("LEASE") is made and entered into as of the 30th day of March, 2000, between INTERNATIONAL CENTER I, LLC, a South Carolina limited liability company, hereinafter called "Landlord," and ICON HEALTH AND FITNESS, INC., a Delaware corporation, hereinafter called "Tenant."

WITNESSETH:

     In consideration of the covenants and agreements of the respective parties herein contained, the parties hereto do hereby agree as follows:

     Article 1. The Demised Premises

     Section 1.01. Lease of Premises. Landlord does hereby demise and lease and let unto Tenant and Tenant hereby leases and hires from Landlord the real property (the "Land"), more fully described in Exhibit A attached hereto and incorporated herein by reference, together with the buildings, fixtures and other improvements (the "Building") more fully described in the site plan and plans and specifications (collectively, with all approved modifications thereof, the "Plans") attached hereto as Exhibit B and incorporated herein by reference, to have and to hold the Land, the Building, all other improvements constructed on the Land, and all easements, rights and privileges appurtenant thereto, unto Tenant and its permitted successors and assigns, for a term commencing on the date provided herein and expiring on the termination of this Lease (the Land and the Building, and all easements, rights and privileges appurtenant thereto, being collectively referred to hereinafter as the "Premises").

     Article 2. Construction of Infrastructure and Building

     Section 2.01. Infrastructure. Landlord shall be responsible for clearing, grading, drainage, and filling the Premises, installation of driveways and parking areas, including pavement, spaces and lighting, installation of landscaping and irrigation equipment, and all utility installations, including water and sewerage facilities, gas and electrical service as specified in the Plans or as otherwise agreed upon in writing by Landlord and Tenant (collectively, the "Infrastructure"). Landlord shall deliver the Premises with the Infrastructure installed and operational, in compliance with applicable laws and with all tap fees, hook-in fees, impact fees or other connection fees paid. The responsibility of Landlord for utility installations shall in no event be construed to make Landlord liable for any interruption or failure in the supply of any utilities to the Premises; provided, however, notwithstanding anything contained herein to the contrary, if there is an interruption or failure of the utility services provided to the Premises which is caused by Landlord or any defects in construction of the Premises, and such interruption or failure interferes with Tenant's use of the Premises: (i) Tenant shall be entitled to receive a proportionate abatement of rental until same has been corrected, and
(ii) if same continues for a period in excess of thirty (30) days after written notice from Tenant to Landlord, Tenant shall be entitled to terminate this Lease by written notice thereof unless such corrective work has been started by Landlord or is planned to be commenced with correction to be completed as soon as possible thereafter.

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     Section 2.02. Building.

          i. Landlord shall be responsible for having the Building constructed on the Land substantially in accordance with the Plans. No deviations may be made from the Plans at Tenant's request without Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord acknowledges and agrees that Tenant shall be entitled to cause the Plans to be modified based upon Tenant's space plan and use requirements. In the event that Tenant requests any deviations from the Plans, Landlord shall cause its architect to revise the Plans and Landlord shall submit the revised Plans to Tenant for review and approval within five (5) days after receipt of Tenant's request therefor. The submission and approval process shall be repeated until such time as Tenant has approved the revised Plans. In the event that Landlord and Tenant cannot agree on the final Plans within five (5) days after the date hereof, Tenant shall be entitled to terminate this Lease by delivering written notice thereof to Landlord. In the event any such deviation which increases the overall cost of construction of the Building in excess of Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00) (the "Allowance"), Tenant shall pay all such increases in costs (such increases being referred to as "Cost Overruns") in accordance with the terms hereof. Landlord shall make, at its sole cost and expense, any deviations from the Plans which are (a) required or desirable in order to comply with then-applicable or proposed building codes, laws, regulations or ordinances or (b) necessary, desirable or appropriate in light of geographic and/or geologic conditions and/or then-current standards in the construction or architecture industries.

          ii. Tenant and its representatives shall review the Plans and determine the adequacy, sufficiency, safety, and utility of the Building and design thereof, if the Building is built substantially in accordance therewith.

          iii. Provided Landlord and Tenant have both signed off on all construction plans (including changes requested by Tenant) no later than March 31, 2000, Landlord agrees to use its best efforts to tender the Building to Tenant in accordance with Section 2.05 on or before June 1, 2000 (the "Scheduled Commencement Date"), subject to Force Majeure and temporary condemnation. Notwithstanding anything contained herein to the contrary, if Landlord fails to deliver the Premises to Tenant in the condition required by this Lease on or prior to the Scheduled Completion Date, Tenant shall be entitled to receive two
(2) days abatement of rental for each day thereafter until Landlord has so delivered the Premises to Tenant, and if Landlord fails to so deliver the Premises to Tenant on or prior to the date which is thirty (30) days after the Scheduled Completion Date, Tenant shall be entitled to terminate this Lease upon written notice thereof to Landlord at any time before the Premises have been so delivered to Tenant. In addition, Landlord shall be responsible for any holdover rent or additional moving expenses incurred by Tenant as a result of Landlord's failure to deliver the Premises to Tenant on or prior to the Scheduled Completion Date.

          iv. Landlord represents and warrants that Building will be erected in a good and workmanlike manner, in compliance with all applicable laws, including, without limitation, the Americans with Disabilities Act, and substantially in accordance with the Plans.

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          v. During construction of the Building, Tenant's representatives and engineers shall have the right to inspect the construction of the Infrastructure and Building upon reasonable prior notice to Landlord at a time agreed upon by Landlord and Tenant for the purpose of determining that the work has been completed in accordance with the Plans. In addition, Tenant shall be entitled to enter the Premises following the execution hereof for purposes of installing its furniture, fixtures and improvements and storing its merchandise on the same terms and conditions set forth in this Lease, except that Tenant shall have no obligation to pay rent prior to the Commencement Date. Tenant's employees, workers or contractors shall work in harmony and not unreasonably interfere with Landlord's workers or contractors or other tenants and their workers or contractors, nor shall Tenant's activities jeopardize the issuance of a certificate of occupancy or other license or permit for the Premises.

     Section 2.03. Certain Costs and Expenses.

     A. Should Tenant request changes to the Plans and/or the Building as constructed, Tenant hereby agrees to pay: (i) any Cost Overruns arising in connection therewith. Tenant shall pay all such Cost Overruns on the date the Premises are delivered to Tenant in the condition required by this Lease; and
(ii) Rent commencing on the Scheduled Commencement Date, provided such requested changes to the Plans and/or the Building have caused a delay of the completion of the Building not caused by Landlord's delay.

     Section 2.04. Warranties. Upon completion of the Building, Tenant shall receive a copy of all written warranties covering the Building and Infrastructure. In the event of a defect in the Building or Infrastructure or in the event of any breach of a guarantee or warranty given by or on behalf of the contractor or its subcontractors to Landlord, Landlord and Tenant agree to cooperate to the extent practicable to have all such defects or breaches remedied by the contractor or the appropriate third party. This cooperation shall not relieve Landlord of its duty and obligation to have the Building and Infrastructure constructed in a good and workmanlike manner, or release Landlord from any of its obligations under this Lease.

     Section 2.05. Completion. Landlord shall be deemed to have tendered the Premises to Tenant and the Lease shall be deemed to have commenced (the "Commencement Date") when Landlord delivers the Premises in the condition required by this Lease, with the Building and Infrastructure substantially completed, subject only to minor punch list items as described below, and all keys or other means of access thereto, to Tenant, along with a written statement that the Building and Infrastructure are substantially completed in accordance with the Plans and, if required by law, a certificate of occupancy and any other permits required for Tenant to lawfully occupy the Premises issued and in full force and effect. Upon delivery of the Premises to Tenant, Tenant shall have thirty (30) days from the date of delivery to inspect the Premises and to provide Landlord with a written list of what respects, if any, the Premises have not been substantially completed in accordance with the Plans (the "Tenant's List"). All items included in Tenant's List, which Landlord agrees in its reasonable judgment have not been substantially completed in accordance with the Plans, shall be completed by Landlord in accordance with the Plans within thirty
(30) days after receipt of Tenant's List, subject to Force Majeure and temporary condemnation. Landlord's completion of the items on Tenant's List must not

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unreasonably interfere with Tenant's use and enjoyment of the Premises. Landlord may, at its option, retain for itself one or more duplicates of keys to the Building and/or other means of access thereto.

     Article 3. Term; Renewal, Rent; Holding Over; Net Lease

     Section 3.01. Term. The term of this Lease shall be for a period of five
(5) years and four (4) months commencing on the Commencement Date, and ending five (5) years and four (4) months thereafter, plus the part of a month, if any, from the Commencement Date through the last day of the month immediately prior to the first full calendar month in the term of this Lease. As used herein, the phrase "the term of this Lease," or any similar phrase, shall mean the term of five (5) years and four (4) months, although such term may be terminated by Landlord and Tenant earlier as provided hereunder.

     Section 3.02. Renewal. Tenant shall have the right to renew the term of this Lease for two (2) five (5)-year renewal periods upon the following terms and conditions: (a) Tenant shall provide Landlord with one hundred eighty (180) days prior written notice of its intention to renew the Lease; (b) no Event of Default shall exist at the commencement of the renewal term; and (c) such renewal shall be upon the same terms, covenants and conditions as provided in this Lease, except that the amount of Rent for the renewal term shall be as enumerated below:

          ----------------------------------------------------------------------
             Year        Rate                    Year          Rate
          -------------------------------        -------------------------------
           6             $4.04                   11            $4.35
          -------------------------------        -------------------------------
           7             $4.10                   12            $4.42
          -------------------------------        -------------------------------
           8             $4.16                   13            $4.48
          -------------------------------        -------------------------------
           9             $4.22                   14            $4.55
          ------------------------------         -------------------------------
           10            $4.29                   15            $4.62
          ----------------------------------------------------------------------

     Section 3.03. Rent.

     i. Commencing on the Commencement Date (or the Scheduled Commencement Date if delays by Tenant have delayed the Commencement Date), as rental for the Premises, Tenant agrees to pay to Landlord, for the account of Landlord, without offset or abatement, the base rental as set forth below (the "Rent"):

Rental Rate:

                    --------------------------------
                    Year               Rate
                    --------------------------------
                    4 Months           $0
                    --------------------------------
                    1                  $3.75
                    --------------------------------
                    2                  $3.81
                    --------------------------------
                    3                  $3.86
                    --------------------------------
                    4                  $3.02
                    --------------------------------
                    5                  $3.98
                    --------------------------------

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     ii.  Tenant has deposited with Landlord, upon delivery of this Lease, an amount equal to One Hundred Eighty-Seven Thousand Five Hundred and 00/100 Dollars ($187,500.00) (the "Security Deposit"), to be retained by Landlord for the initial term of the Lease. Upon the occurrence of an Event of Default, as described in Article 18, Landlord shall be entitled to retain the Security Deposit, and Tenant will not be given any credit towards Rent yet to come due and owing. Specifically, Tenant and Landlord acknowledge and agree that upon an Event of Default, if any, Landlord may utilize the proceeds of the Security Deposit as an offset to a portion of the damages suffered by Landlord, and no portion of the proceeds of the Security Deposit will be deemed to be prepaid Rent. Notwithstanding the foregoing to the contrary, at the end of the third year of this Lease, provided there is not an existing or prior Event of Default, or the occurrence or existence of an event or condition which, upon the giving of notice or the passage of time, or both, would constitute an Event of Default, the Security Deposit shall be returned to the Tenant. The Security Deposit shall be held by Landlord in an interest -bearing account. Should the Security Deposit be returned to Tenant at the end of the third year of the Lease as provided herein, the interest shall be paid one-half to the Landlord and one-half to the Tenant.

     iii. For the period commencing on the Commencement Date, Tenant also agrees to pay Landlord additional sums, charges, amounts or payments to be paid by Tenant to Landlord in accordance with the provisions of this Lease, whether or not such sums, charges, amounts or payments are referred to as additional rent (the "Additional Rent").

     iv. All monthly rental installments shall be paid in advance on the first day of the month, without demand or notice (except if notice is required pursuant to the terms of this Lease), in lawful money of the United States of America, to Landlord at the address set out for notices in Section 26.01 hereof, or at such place as Landlord may from time to time designate. In the event Tenant shall fail to pay the Rent or Additional Rent within ten (10) days after written notice thereof is delivered to Tenant, a late charge at a rate of 18 per annum or (1.5% per month) (the "Default Rate") shall accrue from the due date of such Rent or Additional Rent until paid, and the same shall be treated as Additional Rent.

    Section 3.04.  Holding Over.

     A. Should Tenant provide to Landlord six (6) months prior written notice of its intention to hold over, Tenant shall be entitled to remain in possession of the Premises for a period of sixty (60) days following the end of the term of this Lease, or any renewal thereof, on the same terms and conditions as are set forth in this Lease and without liability to Landlord for any damages, consequential or otherwise, resulting from such holdover. Tenant hereby agrees that if it fails to surrender the Premises at the end of said sixty (60)-day period, or earlier termination as provided in this Lease, Tenant shall be liable to Landlord for any and all actual damages which Landlord shall suffer by reason thereof, and Tenant shall indemnify Landlord against all claims and demands made by any succeeding tenants against Landlord, founded upon delay by Landlord in delivering possession of the Premises to any such succeeding tenant caused by Tenant's holding over beyond such sixty (60)-day period.

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     B.  If Tenant shall be in possession of the Premises after the sixty
(60)-day period following termination of this Lease, in the absence of any agreement extending the term hereof, or Landlord's demand to Tenant to sooner vacate the Premises, the tenancy under this Lease shall become one from month to month terminable by either party on thirty (30) days prior written notice, at a monthly Rent equal to one hundred fifty percent (150%) of the monthly installment of Rent payable during the last month of the term. Tenant shall also pay all other charges payable under the terms of this Lease, prorated for the period during which Tenant remains in possession. Such tenancy shall also be subject to all other conditions, provisions and obligations of this Lease.

     Section 3.05. Net Lease. This Lease shall be deemed and construed to be a "net lease," and Tenant shall pay to Landlord the Rent, Additional Rent, and other payments under this Lease free of any charges, assessments or deductions of any kind and without abatement, deduction or set-off except as otherwise expressly provided in this Lease. Tenant shall be responsible for timely payment of all costs, expenses and obligations of every kind whatsoever, relating in any way to the Premises and the Building, including, but not limited to, taxes and assessments, insurance, utilities, security, maintenance and repair, except as otherwise provided herein. Tenant will deliver to Landlord proof of timely payment of all costs and expenses relating to taxes and assessments and insurance, and upon the reasonable request of Landlord, Tenant will deliver to Landlord proof of timely payment of all other costs and expenses covered in this
Section 3.05.

     Article 4. Taxes

     Section 4.01. Payment of Taxes.

     i. During the term of this Lease, and beginning on the Commencement Date, Tenant agrees to pay when due all real estate taxes, ad valorem taxes and assessments and general and special assessments which are assessed against Landlord, payable with respect to the Premises. Tenant shall be liable for all ad valorem property taxes assessed on all its personal property, including, without limitation, its inventory, furniture, machinery, equipment and fixtures. Tenant shall promptly deliver to Landlord proof of timely payment of all taxes and assessments. Landlord shall promptly notify Tenant of any increase or proposed increase in real estate taxes and assessments of which Landlord has knowledge. Tenant shall have the right to contest, at Tenant's sole cost and expense, by appropriate legal proceedings, the amount and validity of any tax, assessment or charge which it is required to pay under the terms of this Lease. Landlord agrees that whenever Landlord's cooperation is required in any of the proceedings brought by Tenant as aforesaid, Landlord will reasonably cooperate therein, with all costs and expenses of Landlord resulting from such cooperation to be paid by Tenant.

     ii. It is understood that Tenant shall pay only its pro rata share of taxes which become due and payable during the years in which the obligation to pay commences and ceases, such pro rata share to be determined on the basis of the number of months of the then current tax year for which Tenant is to pay Rent shall bear to the entire number of months in any such tax

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year. Landlord shall pay prior to delinquency all taxes and assessments applicable to the Premises for periods prior to and after the term of this Lease.

     iii. Upon failure by Tenant to pay any such taxes or assessments following the expiration of ten (10) days following written notice thereof from Landlord, Landlord may pay such taxes or assessment, and Tenant shall be required, in addition to reimbursement of any such taxes, to pay any portion of the penalty attributable to any such taxes or assessments plus interest at the Default Rate from the date such taxes or assessments were due. Taxes so paid by Landlord shall be treated as Additional Rent hereunder.

     Article 5. Use

     Section 5.01. Permitted Use. Tenant shall only use the Premises for storage, distribution, sales, and warehousing, and office uses related thereto. Landlord represents and warrants to Tenant that the Premises may be used for such purpose under applicable law affecting the Premises. If the Premises may not be used for such purpose, in addition to other remedies, Tenant shall be entitled to terminate this Lease. Subject to the provisions of Section 9.01 below, Tenant shall in its use of the Premises comply with all applicable governmental laws, rules, regulations, orders and ordinances and all reasonable recommendations of Landlord's fire rating organization now or hereafter in effect, including, without limitation, the applicable provisions of the Americans with Disabilities Act and all Environmental Laws (as defined in
Section 19.01).

     Article 6. Repair and Maintenance

     Section 6.01. Repair and Maintenance of Building by Tenant. Subject to Landlord's obligations under Section 6.02 below, Tenant shall, throughout the term of this Lease, at its own expense, keep the Premises as now or hereafter constituted clean and in good order and repair, reasonable wear and tear, casualty, condemnation and damage which is the responsibility of Landlord excepted, and, except as otherwise provided herein, in compliance with all governmental laws, rules, regulations, orders and ordinances exercising jurisdiction thereover and in compliance with the provisions of this Lease. Tenant shall make all repairs, replacements and renewals to the Premises, required in connection with any damage or injury to all or any part of the Premises caused by Tenant or Tenant's agents, employees, invitees, licensees or visitors. All repairs, replacements and renewals shall be at least equal in quality, workmanship and class to that originally existing in the Premises.

     Section 6.02. Repair and Maintenance of Building by Landlord.

     i. Landlord shall deliver the Premises to Tenant in good operating condition and repair, including, without limitation, any and all electrical, plumbing, heating, ventilating, air conditioning and other mechanical installations components, roof, foundations, floors, walls, interior and exterior doors, parking and landscaped areas, and all other components of the Premises, and shall promptly repair and replace any defects therein arising during the twelve (12) month period following the Commencement Date.

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     ii.  During the entire term of the Lease, Landlord covenants and agrees, at its expense, without reimbursement or contribution by Tenant, to keep, maintain and replace, if necessary, (a) the structural systems, including, without limitation, the roof, roof membrane, roof covering (including interior ceiling if damaged by leakage), load-bearing walls, floor slabs, masonry walls and foundations, (b) the exterior paint, (c) the utility Lines and connections to the Premises, and (d) the sprinkler mains, if any, in good condition and repair. Landlord also agrees to make any replacements required with respect to the heating, ventilating and air conditioning systems serving the Premises;
provided, however, Tenant agrees, at Tenant expense, to maintain, at all times during the term of this Lease and any renewals thereof, a service and maintenance contract thereon.

     iii. If Landlord fails to commence within ten (10) days or complete any maintenance, repairs or replacements which are the responsibility of Landlord hereunder within thirty (30) days; after Landlord has received written notice from Tenant (except in the event of an emergency, in which event, no notice shall be required), then Tenant may complete such repairs itself and bill Landlord (with all invoices) in writing for the cost thereof, and Landlord shall reimburse Tenant such cost within thirty (30) days after receipt of such bill (with all invoices).

     Article 7. Alterations to Building, Mechanic's Liens

     Section 7.01. Alterations to Building.

     i. Tenant shall not make any structural alterations, additions or improvements to the Premises, whether to the exterior or the interior, without first submitting plans and specifications to Landlord and receipt of Landlord's written approval of such plans and specifications, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Landlord's consent shall not be required for non-structural alterations, replacements, additions or improvements which are estimated to cost less than $5,000.00. Tenant, in its construction of any such alterations, additions or improvements, shall comply with the approved plans and specifications and the laws, rules, regulations and building codes promulgated by governmental bodies having jurisdiction. Tenant covenants that all construction on the Premises shall be performed in a good and workmanlike manner and shall at all times be subject to inspection by and approved by Landlord. Any alterations, additions, or improvements to the Premises shall become the property of Landlord. The alterations, additions, or improvements to the Premises made by Tenant during initial upfit shall not be required to be removed by Tenant; however, later alterations, additions or improvements installed within the Premises by Tenant shall be removed by Tenant, and any damage from their removal shall be repaired by Tenant.

     ii. Tenant covenants that any alterations, additions or improvements on the Premises shall be covered by a broad form of commercial general and contractual liability insurance and builder's risk insurance, covering damage or destruction by fire or other casualty, and full extended coverage including vandalism and malicious mischief in such amounts as Landlord shall reasonably require. Tenant also covenants to maintain insurance against claims under workers' compensation, to the extent required by law.

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     Section 7.02. Mechanic's Liens. Tenant shall not suffer or permit any mechanic's or other lien to be filed against the Premises by reason of work labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding any interest in the Premises or any part thereof through or under Tenant. If such mechanic's or other lien shall at any time be filed against the Premises, Tenant shall forthwith cause the same to be discharged of record by payment, deposit, bond, order of court of competent jurisdiction, or otherwise. If Tenant shall fail to cause such lien to be so discharged within thirty (30) days after written notice thereof, then Landlord may, but is not obligated to, discharge the same by paying the amount claimed to be due, or by procuring the discharge of such lien by deposit or bonding proceedings, and in any such event, Landlord shall be entitled, if Landlord so elects, to compel the prosecution of any action for foreclosure of such lien by the lienor and payment of the amount of the judgment in favor of the lienor with interest, costs and allowances. Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement or alteration to or repair of the Premises or any part thereof, nor as giving Tenant a right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's lien against Landlord's interest in the Premises.

     Article 8. Subordination and Nondisturbance; Estoppel Certificates; Right of Tenant to Grant Security Interest; Title to Land; Waiver of Landlord's Lien

     Section 8.01. Subordination and Nondisturbance.

     i. This Lease, and all rights of Tenant hereunder are and shall be subject and subordinate in all respects to any mortgage, deed of trust or other security instrument constituting a mortgage lien upon the Land, whether the same shall be in existence on the date hereof or created hereafter. Any such mortgage, deed of trust or other security instrument being referred to herein as a "Mortgage" and the party or parties having the benefit of the same. Tenant shall execute such further assurances thereof as shall be requisite or as may be requested from time to time by Landlord or a Mortgagee.

     ii. Notwithstanding any other provisions of this Lease to the contrary, no subordination of this Lease and no obligation of Tenant to attorn shall be effective unless the Mortgagee delivers to Tenant a binding written nondisturbance agreement enforceable by and for the benefit of Tenant under applicable law, that this Lease and Tenant's rights hereunder shall continue undisturbed while Tenant is not in default under this Lease beyond the expiration of applicable curative periods.

     iii. Any Mortgagees shall each enter into a nondisturbance agreement in favor of Tenant, providing that (i) in the event the Landlord should fail to make any payment pertaining to such Mortgage or defaults under any other items of such Mortgage, the Mortgagee shall notify Tenant in writing specifying the nature of such defaulting obligation(s), and Tenant shall have the right, but is under no duty or obligation, to the extent such default can be cured, to remedy

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such default within ten (10) days of the receipt by Tenant of such written notice; and (ii) in the event its Mortgage shall be foreclosed and provided that Tenant is not then in default hereunder beyond the expiration of applicable curative periods, the rights of Tenant hereunder will expressly survive and this Lease shall not terminate on account thereof so long as Tenant continues to pay the Rent and Additional Rent, and otherwise performs and observes all of the terms, covenants, conditions and provisions of this Lease.

     Section 8.02. Estoppel Certificates. Either party may request at any time, and from time to time, upon not less than ten (10) days prior notice to the other party, that the other party execute, acknowledge and deliver to the requesting party a statement in writing addressed to the requesting party, or such other party as is designated by the requesting party, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent has been paid, and stating whether or not, to the best knowledge of the signer of such certificate, there exists any default in the performance of any covenant, agreement, term, provisions or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge.

     Section 8.03. Right of Tenant to Grant Security Interest.

     Landlord acknowledges that Tenant has the absolute right to grant security interests in or remove all of Tenant's goods, inventory, raw materials and other personal property from the Premises at any time during this Lease. It is understood and acknowledged that Tenant shall not grant a leasehold mortgage in this Lease without the prior written consent of Landlord, which shall not be unreasonably withheld. Tenant shall have the right to collaterally assign the Lease to financial institutions reasonably acceptable to Landlord in a collateral assignment in form and substance reasonably satisfactory to Landlord, and a security interest in its personal property located within the Premises for the benefit of financial institutions providing purchase money financing or any refinancing thereof for Tenant to finance the purchase of its equipment and other personal property installed within the Premises. No leasehold mortgage of Tenant shall extend to or affect Landlord's fee simple title in the Land. Should Tenant grant security interests in its goods, inventory, raw materials or other personal property or grant a leasehold interest in the Premises (with Landlord's consent), Landlord agrees to waive and release any statutory, constitutional and/or contractual lien for rents against the assets or property of Tenant. Landlord agrees to execute and deliver to Tenant within ten (10) days following request therefor such reasonable waivers and confirmations as Tenant may request to evidence such waiver and release.

     Section 8.04. Title to Land. Landlord represents and warrants that on the date of this Lease, it will own good, fee simple marketable title to the Premises subject to easements, conditions, restrictions, limitations and liens, of record, provided that none of such easements, conditions, restrictions, limitations or liens shall materially interfere with the permitted uses of the Premises.

     Article 9. Compliance with Laws

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     Section 9.01. Compliance with Laws and Governmental Regulations. Landlord represents, warrants and agrees that the Premises shall be delivered by Landlord to Tenant in compliance with all governmental laws, ordinances and regulations, including, without limitation, the Americans with Disabilities Act and, to its knowledge, based on that certain Phase I Environmental Assessment prepared by S&ME, dated February 2, 1998, applicable environmental laws, with no hazardous materials or other environmental contaminants located therein or thereon. Tenant shall promptly, at its sole cost and expense, at all times during the term of this Lease, comply with (a) any and all federal, state and local governmental laws, rules, regulations, ordinances, requirements and similar provisions having the force and effect of law (collectively "laws"), and the orders, rules and regulations of the National Board of Fire Underwriters which has jurisdiction or any other body hereafter constituted exercising similar functions, which are or would be applicable to the business being conducted in the Premises; and (b) the reasonable requirements of all policies of public liability, fire, and all other policies of insurance at any time in force with respect to the Premises as required pursuant to this Lease; provided, however, notwithstanding the foregoing, Tenant shall not be required to make any alterations or additions to the Premises (as originally constructed pursuant to the original plans and specifications) which may be required pursuant to such laws, orders, rules, regulations or requirements, it being agreed and understood that in the event any such law, order, rule, regulation or requirement requires that alterations or additions be made to the Premises, same shall be completed by Landlord (as to the Premises as originally constructed pursuant to the original plans and specifications) and by Tenant (for those parts of the Premises altered by Tenant), as applicable.

     Article 10. Indemnification

     Section 10.01. Indemnification Obligation.

     i. Tenant agrees to defend, indemnify and save harmless Landlord from and against all liabilities, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments (collectively, "Liabilities") of any nature whatsoever which may be imposed upon or incurred by or asserted against Landlord (i) arising from or out of the use or occupancy of the Premises by Tenant or any occupant of the Premises, or of its or their agents, contractors, servants, employees, invitees, licensees or trespassers; (ii) arising from any breach or default on part of Tenant in the performance of any of its covenants or agreements under this Lease; (iii) arising from any act, omission, or negligence of Tenant, or any occupant of the Premises, or its or their agents, contractors, servants, employees, invitees, licensees or trespassers; or (iv) arising from any accident, injury to or illness or death of any person, or any damage to property occurring on the Premises during the term of this Lease, except to the extent that any such accident, injury or damage is attributable to the negligent acts of Landlord.

     ii. Landlord agrees to defend, indemnify and save harmless Tenant from and against all Liabilities of any nature whatsoever which may be imposed upon or incurred by or asserted against Tenant (i) arising from any breach or default on part of Landlord in the performance of

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

any of its covenants or agreements under this Lease; or (ii) arising from any act, omission, or negligence of Landlord, or its agents, contractors, servants, employees, invitees, or licensees.

     iii. The indemnity obligations in this Section 10.01 shall survive the expiration or sooner termination of this Lease.

     Article 11. Insurance

     Section 11.01. Tenant's Insurance.

     i. At all times after the execution hereof, Tenant shall keep the Building insured for the mutual benefit of Landlord and Tenant against:

     (1) Loss or damage by fire, earthquake and such other risks as may be included in the standard form of extended coverage insurance from time to time available, in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer within the terms of the applicable policies and, in any event, in an amount not less than the then full insurable value (as defined in Section 11.01(iii) of the Building;

     (2) War risks, when and to the extent that such insurance is generally obtainable from the United States of America or any agency thereof, and riots and civil commotion in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer within the terms of the applicable policy, and, in any event, in an amount not less than the then full insurable value of the Building;

     (3) Loss or damage from leakage of sprinkler systems, gas lines, water lines, sewer lines, and/or other plumbing systems, now or afterwards installed in the Premises, in such amount as Landlord may require;

     (4) Loss or damage by explosion of high pressure steam boilers, air conditioning equipment, pressure vessels, motors, gas lines or similar apparatus, now or afterwards installed in the Premises, in such limits with respect to any one accident as may be required by Landlord from time to time;

     (5) Loss or damage by flood, if the Building is at any time determined to be located in a flood hazard area;

     (6) Business interruption insurance covering at least a twelve (12) month period; and

     (7) Such other hazards and in such amounts as Landlord may reasonably require.

     ii. In addition to the foregoing, at all times after the execution hereof, Tenant shall maintain insurance for the benefit of Tenant against loss or damage from the perils provided by an All Risk or Special Form coverage, in an amount not less than the then full insurable value (as defined in Section 11.0l.iii) of Tenant's personal property and the alterations, additions and improvements installed within the Building by Tenant, including the initial improvements to the Premises installed by Landlord;

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

     iii. For all purposes of this lease, "full insurable value" means the actual replacement cost of the property so insured without physical depreciation. "Full insurable value" shall be determined at the request of Landlord by one of the insurers or by an architect, appraiser or appraisal company, selected and paid by Tenant and reasonably acceptable to Landlord, but such determination shall not be required to be made more frequently than once every twenty-four (24) months at Tenant's expense.

     Section 11.02. Policy Requirements.

     A. At all times Landlord and Tenant shall each also maintain insurance for the mutual benefit of Landlord and Tenant against claims for bodily injury and property damage, under a policy of comprehensive general public liability insurance, with limits not less than (i) Three Million Dollars ($3,000,000.00) in respect of any occurrence for bodily injury and (ii) One Million Dollars ($1,000,000.00) in respect of property damage.

     B. All insurance required to be maintained by Landlord and Tenant under this Lease shall be effected under valid enforceable policies issued by insurers of recognized responsibility, licensed to do business in the State of South Carolina, having an A rating or better in "Best's Insurance." Prior to the Commencement Date, duplicate originals of the policies procured by each party pursuant to these provisions (or certificates thereof) shall be delivered to the other party. At least thirty (30) days prior to the expiration date of any policy, the original renewal policy (or certificates thereof) for such insurance, together with satisfactory evidence of payment of the premium thereon, shall be delivered by each party to the other party. All policies shall contain agreements by the insurers that (1) with respect to property insurance, any loss shall be payable to Landlord or any Mortgagee and Tenant or Tenant's lender, as appropriate, notwithstanding any act or negligence of Tenant or Landlord which might otherwise result in forfeiture of such insurance; (2) such policies shall not be canceled except upon thirty (30) days' prior written notice to each named insured and loss payee; (3) the coverage afforded by the policies shall not be affected by the performance of any work in or about the Premises; and (4) Tenant, Landlord and any Mortgagee, as appropriate, shall be named as additional insured under the liability insurance policies as respects their Tenant/Landlord relationship. Tenant shall be entitled to satisfy its insurance obligations hereunder with "blanket" policies of insurance covering the Premises and other properties.

     Section 11.03. Waiver of Right of Recovery. Neither Landlord nor Tenant shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property or liability for personal injury or losses under workmen's compensation laws and benefits (provided such claim is actually paid by such insurer), even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees. However, if by reason of the foregoing waiver, either party shall be unable to obtain any such insurance, such waiver shall be deemed not to have been made by such party.

     Section 11.04. Tenant's Failure to Comply. If Tenant fails to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance, and Tenant shall pay to

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

Landlord immediately upon demand the premium cost thereof. Such payment of insurance by Landlord shall be Additional Rent hereunder.

     Section 11.05. Landlord's Insurance Obligation. Landlord shall be responsible for maintaining builder's risk insurance on the Building during the initial construction of the Building.

     Article 12. Damage and Destruction

     Section 12.01. Damage and Destruction of Premises. In case of any material damage to or destruction of any portion of the Premises, Tenant shall give prompt written notice thereof to Landlord. If the Premises should be totally destroyed by fire or other casualty, or if the Premises should be so damaged that rebuilding cannot reasonably be completed within one hundred eighty (180) days after the date of written notification by Tenant to Landlord of the destruction, Tenant shall be entitled to terminate this Lease and the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification thereof. If any portion of the Premises shall be partially damaged by fire or other casualty and this Lease is not terminated by Tenant pursuant to the preceding provisions of this Lease then Landlord shall proceed promptly and with due diligence to repair and restore the damaged portion to substantially the same condition and quality as prior to such damage, provided that if such damage or destruction shall occur during the last twelve
(12) months of the term of this Lease, unless Tenant shall have properly exercised its right to renew under Section 3.02 or its right to purchase the Premises under Section 25.01, Landlord shall have the right to terminate this Lease by giving Tenant notice of its election to do so within sixty (60) days after the date of such damage or destruction, and upon the giving of such notice, this Lease shall terminate and neither party shall have any further rights or obligations under this Lease, except that Landlord shall have the right to all insurance proceeds on the Building. If the Premises are rebuilt or replaced and are untenantable in whole or in part following the damage, the rent and all other sums payable by Tenant under this Lease during the period for which the Premises are untenantable shall be abated in proportion to that part of the Premises that is unfit for use in Tenant's business. The abatement shall consider the nature and extent of interference to Tenant's ability to conduct business in the Premises and the need for access and essential services. The abatement shall continue from the date the damage occurred until ten (10) business days after Landlord completes the repairs and restorations and notice to Tenant that the repairs and restoration are completed, or until Tenant again uses the Premises or the part rendered unusable, whichever is first. If Landlord fails to restore the Premises within one hundred eighty (180) days after such damage occurs, Tenant shall be entitled to terminate this Lease by delivering written notice thereof to Landlord. Tenant shall make the insurance proceeds available to Landlord for such repairs and restorations.

     Article 13. Condemnation

     Section 13.01. Taking. In the event that at any time during the term of this Lease, title to the whole or materially all of the Premises shall be taken by the exercise of the right of condemnation or eminent domain, Tenant shall be required to yield possession of the Premises to the condemning authority, this Lease terminate on the date of such taking, and the Rent to be

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

paid by the Tenant shall be apportioned and paid to the date of such taking. In the event of any such condemnation, this Lease and the rights and obligations of this parties hereunder shall cease as to the date of such taking. In the event a portion of the Premises shall be taken by right of condemnation or eminent domain or by purchase in lieu thereof and such partial taking materially interferes with Tenant's ability to continue its business operations in substantially the same manner and space, this Lease shall terminate on the date of such taking. If there is a partial taking and this Lease is not terminated as provided above, Landlord shall, at Landlord's sole risk and expense, restore and reconstruct the Building and other Improvements on the Premises to substantially the same condition as existed prior to the taking. If there is a partial taking and this Lease continues, then the Lease shall end as to the part taken and the rent payable under this Lease during the expired portion of the term shall abate in proportion to the part of the Premises taken.

     Section 13.02. Awards. All compensation awarded for any taking of the Premises or any interest therein shall belong to and be the property of Landlord. Tenant hereby assigns to Landlord all rights with respect thereto; provided, however, that nothing contained herein shall prevent Tenant, at its sole cost and expense, from applying separately for reimbursement of any condemnation proceeding (if permitted by law) for any damages payable for movable trade fixtures and leasehold improvements paid for and installed by Tenant and for Tenant's loss of business, and for Tenant's relocation costs.

     Article 14. Signs

     Section 14.01. Erection and Removal of Signs. Tenant may place, at its sole cost and expense, suitable signs on the Premises for the purpose of indicating the nature and name of the business carried on by Tenant in the Premises; provided, however, that such signs are in compliance with any laws, rules, regulations, protective covenants, or ordinances governing such signs. At the termination of this Lease, Tenant shall remove, at its sole cost and expense, all signs, and shall repair any damage caused by the erection or removal of such signs.

     Article 15. Quiet Enjoyment

     Section 15.01. Tenant's Right to Quiet Enjoyment. If and so long as Tenant pays the Rent and Additional Rent and performs and observes the covenants and provisions hereof, (a) Tenant shall quietly enjoy the Premises, subject, however, to the terms of this Lease and (b) Landlord will warrant and defend Tenant in the enjoyment and peaceful possession of the Premises throughout the term of this Lease.

     Article 16. Right of Entry

     Section 16.01. Right of Entry by Landlord. Tenant at any time during the term of this Lease shall permit inspection of the Premises during reasonable business hours and upon reasonable advance notice by Landlord or Landlord's agent for any purpose Landlord deems appropriate.

     Article 17. Assignment and Subletting

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

     Section 17.01. Assignment and Subletting by Tenant. Tenant shall not sublet the Premises nor any part thereof, nor assign, or otherwise dispose of this Lease or any interest therein, or any part thereof, without Landlord's prior written consent in each of the foregoing cases, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent, to any entity that controls, is controlled by or is under common control with Tenant, or to any entity resulting from merger or consolidation with and into Tenant or a sale of all or substantially all of the assets of Tenant. Landlord acknowledges and agrees that the transfer of ownership interests in Tenant will not constitute an assignment or sublease for purposes hereof provided that such new owner's financial responsibility meets or exceeds the criteria Landlord used to select Tenant. In addition, during the initial term of this Lease, Tenant shall be entitled to sublet up to fifty percent (50%) of the Premises without Landlord's consent. Tenant shall be entitled to retain all excess rental and other compensation in connection with any such assignment or subletting. Consent by Landlord to any assignment or subletting shall not constitute a waiver of the requirement for such consent to any subsequent assignment or subletting, nor shall such consent be deemed to release Tenant from liability under this Lease except to the extent such consent specifically provides in writing. Tenant shall pay to Landlord, as Additional Rent, the sum of Five Hundred Dollars ($500.00) to cover Landlord's administrative costs, overhead and counsel fees, plus all out-of-pocket expense, in connection with any assignment or subletting for which consent by Landlord is required.

     Article 18. Default Provisions

     Section 18.01. Event of Default. Any one or more of the following events shall constitute an "Event of Default" by tenant:

     i. The failure by Tenant to pay Rent, Additional Rent or any other amount due hereunder within ten (10) days after written notice thereof from Landlord that the same is due hereunder; or

     ii. Default by Tenant in the performance or observance of any other term, covenant or condition to be performed or observed by Tenant under this Lease, which default is not cured within thirty (30) days after the giving of written notice thereof by Landlord; provided, however, in the case of a default which cannot with reasonable diligence be remedied by Tenant within a period of thirty
(30) days, no Event of Default shall occur so long as Tenant commenced to remedy such Event of Default within such thirty (30) day period and thereafter in the reasonable discretion of Landlord, is diligently pursuing curing the same; provided, further, if Tenant shall default in the performance of any covenant or agreement of this Lease four (4) or more times in any twelve (12) month period, that notwithstanding such defaults have each been cured by Tenant, any further similar default shall be deemed an Event of Default without the ability for cure; or

     iii. The adjudication of Tenant as bankrupt or insolvent, the making by Tenant of a general assignment for the benefit of creditors, the taking by Tenant of the benefit of any insolvency act or law, or the appointment of a receiver or a trustee for Tenant which is not vacated, dismissed, withdrawn or otherwise terminated within sixty (60) days from the date of such adjudication, assignment, taking or appointment, as applicable; or

     iv. The subjection of the Premises to any voluntary or involuntary lien, security interest or other encumbrance which is (i) attributable to any act or omission by or on behalf of Tenant and (ii) is enforceable by third parties and same is not discharged by Tenant in accordance with the terms of Section 7.02 hereof (the foregoing shall not apply to a leasehold mortgage described in Section 8.03 hereof);

     v. The vacating or abandonment by Tenant at any time during the term of this Lease, or the closing or failure to operate in, the Premises in accordance with the permitted uses for a period of ninety (90) continuous days or more; or

     vi. The occurrence of any other event described as constituting an "Event of Default" or default elsewhere in this Lease.

     Section 18.02. Remedies. Upon the occurrence and during the continuance of an Event of Default Landlord, without notice to Tenant in any instance may:

     A. Have the immediate right of reentry and may remove all persons and property from the Premises by summary proceedings or otherwise.

     B. In addition, in the event of any Event of Default (whether or not Landlord shall elect to re-enter or to take possession pursuant to legal proceedings or pursuant to any notice provided for by law), Landlord shall have the right, at Landlord's option,

         (1) to terminate this Lease by giving notice of such election to Tenant. The term hereof shall cease and expire on the date set forth in said notice as if that date were the expiration originally set forth herein, or

         (2) to relet the Premises or any part(s) thereof for such term or terms (which may extend beyond the term of this Lease) and at such rental(s) and upon such other terms and conditions as Landlord in Landlord's sole discretion may deem advisable. Landlord shall have the right from time to time to make such alterations and repairs as may be reasonably necessary in order to relet the Premises. Upon each such reletting all rentals received by the Landlord from such reletting shall be applied first to the payment of any costs and expenses of such reletting, including, without limitation, reasonable attorneys' fees and of the cost of restoring the Premises to the condition required by this Lease and specifically including costs of brokerage commissions, advertising and alterations but specifically excluding remodeling; second, to the payment of Rent and Additional Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent and Additional Rent and other payments required to be made by Tenant hereunder as the same may become due and payable hereunder, with the right reserved to Landlord to bring such additional proceeding(s) for the recovery of any deficits remaining unpaid without being obliged to await the end of the term for a final determination of Tenant' s account, and the commencement or maintenance of any one or more actions for farther accruals pursuant to the provisions of this Section 18.02. Notwithstanding any

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

such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach, or

     C. Exercise any other remedies provided in this Lease, or

     D. Exercise any other legal or equitable right or remedy which it may have.

     Notwithstanding anything contained herein to the contrary, following an Event of Default by Tenant hereunder, Landlord shall use good faith, reasonable efforts to relet the Premises and thus mitigate its damages.

     Any costs and expenses incurred by Landlord (including, without limitation, court costs and reasonable attorneys' fees and expenses) in enforcing any of its rights or remedies under this Lease shall be deemed to be Additional Rent and shall be repaid to Landlord by Tenant upon demand.

     Tenant waives the service of notice of Landlord's intention to reenter as provided for in any statute or to institute legal proceedings to that end, and also waives any and all right of redemption in case Tenant shall be dispossessed by a judgment or by order of any court or judge.

     LANDLORD AND TENANT EACH WAIVES ANY AND ALL RIGHTS TO A TRIAL BY A JMY IF SUNWARY PROCEEDINGS SHALL BE INSTITUTED BY LANDLORD. The terms "enter," "reenter," "entry," or "reentry," as used in this lease are not restricted to their technical legal meanings.

     Section 18.03. Landlord Default and Tenant Remedies. In the event that Landlord fails to comply with any obligation of Landlord contained in the Lease and such failure continues uncured for a period in excess of thirty (30) days following written notice thereof from Tenant, in addition to other remedies permitted at law or in equity, Tenant shall be entitled, at any time before the default is cured: (a) as expressly enumerated in this Lease, to take such action as may be required to have been taken by Landlord under the Lease, in which event Landlord agrees to pay to Tenant within thirty (30) days of written demand all costs and expenses incurred by Tenant in connection therewith, failing which Tenant shall be entitled to pursue the recoupment of such amounts in a court of competent jurisdiction.

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

     Article 19. Environmental Provisions

     Section 19.01. Environmental Covenants and Agreements. Tenant covenants and agrees that Tenant shall not cause or permit any waste, damage or injury to the Premises and shall at all times comply in all respects with all applicable federal, state and local environmental, health and safety statutes and regulations, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Resource Conservation and Recovery Act ("RCRA"), the Superfund Amendments and Reauthorization Act of 1988 ("SARA"), the Federal Clean Water Act (33 U.S.C.
1341) and the Federal Water Pollution Control Act Amendments of 1972 (33 U.S.C.
1344) (collectively, the "Environmental Laws"). Tenant covenants and agrees that Tenant will promptly provide Landlord with copies of any environmental audits or surveys it conducts or causes to be conducted prior to the commencement of this Lease and during the term of this Lease. Tenant further covenants and agrees that Tenant will not suffer or permit to exist on the Premises any underground storage tanks or surface impoundments for oil or any other toxic or hazardous substances except in accordance with applicable federal, state and local laws, rules and regulations.

     Section 19.02. Environmental Complaints. If Tenant receives any notice of a happening of or upon (i) the air, (ii) soils or any improvements located thereon, (iii) surface water or ground water or (iv) the sewer, septic system or waste treatment, storage or disposal system servicing the Premises of any toxic or hazardous substances or waste (intended hereby and hereafter to include any and all such material listed in any federal, state or local law, code and ordinance and all rules and regulations promulgated thereunder as hazardous or potentially hazardous (any of which is hereafter referred to as a "Hazardous Discharge"), or any complaint, order, directive, claim, citation or notice by any governmental authority or any other person or entity with respect to (a) air emissions, (b) spills, releases or discharges to soils or any improvements located thereon, surface water, ground water or sewer system, septic system or waste treatment, storage or disposal systems servicing the Premises, (c) noise emission, (d) solid or liquid waste disposal, (e) the use, generation, storage, transportation, or disposal of oil or toxic or hazardous substances or waste or
(f) any other environmental, health or safety matters affecting Tenant, the Premises, any improvements located thereon or the business therein or thereon conducted (any of which is hereafter referred to as an "Environmental Complaint"), then Tenant shall give immediate oral and written notice of the same to Landlord, detailing all relevant facts and circumstances.

     Section 19.03. Landlords Right. Landlord shall have the option, but not the obligation, to enter onto the Premises upon reasonable notice to Tenant and take any action it deems necessary or advisable to clean up, remove, resolve, contest or minimize the impact of or otherwise deal with any Hazardous Discharge or Environmental Complaint upon Landlord's receipt of any notice from any person or entity asserting the happening of a Hazardous Discharge or Environmental Complaint on or pertaining to the Premises. Landlord shall have the option to exercise its rights in the immediately preceding sentence upon providing Tenant with notice that Landlord intends to exercise such rights and giving Tenant a reasonable opportunity to clean up, remove, resolve or minimize the impact of or otherwise deal with any such Hazardous Discharge or Environmental Complaint. All costs and expenses incurred by Landlord in the exercise of any such rights shall be deemed to be Additional Rent hereunder and shall be payable to Landlord upon demand.

     Section 19.04. Environmental Representation & Warranty. To Landlord's knowledge, based on that certain Phase I Environmental Assessment prepared by S&ME, dated February 2, 1998, Landlord represents and warrants to Tenant that the Premises are in compliance with all applicable Environmental Laws and that there has been no Environmental Complaint or Hazardous Discharge on the Premises as of the date of execution of this Lease. Notwithstanding anything contained herein to the contrary, Landlord shall, within thirty (30) days following notice from Tenant cause to be remediated, cleaned-up and corrected in accordance with all applicable laws, any Environmental Complaint, Hazardous Discharge or violation of applicable Environmental Laws occurring prior to Tenant's occupancy of the Premises or caused by any party other than Tenant.

     Article 20. Surrender of Premises

     Section 20.01. Surrender of Premises by Tenant. Upon termination of this Lease, Tenant shall surrender possession of the Premises to Landlord in good order and repair, reasonable wear and tear, casualty, condemnation and damage which is the responsibility of Landlord excepted, free and clear of any liens, encumbrances or security interests. Upon termination of this Lease, Tenant shall also deliver to Landlord promptly all leases, lease files, plans, records, registers, and all other papers and documents which may be necessary or appropriate for the proper operation and management of the Premises. Tenant shall have the right to remove all furniture, fixtures, goods and production and other equipment and other personal property owned by Tenant by the end of the term of the Lease to the extent that such items may be removed without causing damage to the Building or the remaining furniture, fixtures or equipment, if any, or if damage would be caused thereby, Tenant shall have the right to remove such items provided Tenant gives Landlord adequate assurances and repairs such damaged areas to the same condition in a manner reasonably satisfactory to Landlord. Tenant shall deliver to Landlord all keys and other means of access to the Premises.

     Article 21. Force Majeure

     Section 21.01. Definition of Force Majeure. In the event the Landlord or Tenant shall be delayed or hindered in or prevented from the performance of any act (other than either party's monetary obligations), by reason of acts of God, droughts, lightning, storms, floods, strikes, lockouts, unavailability of materials, failure of power, restrictive governmental laws or regulations, riots, insurrections, war, mobilization or military consumption on a large scale, requisitions, confiscation, commandeering of property; fuel restrictions, general shortages of transport, labor, goods or energy, or other reason beyond its reasonable control, then performance of such act shall be excused for the period of the delay and the period for the performance of such act shall be extended for a period equivalent to the actual period of such delay but the affected party shall be diligent in attempting to remove such cause or cause for the delay. Notwithstanding the foregoing, lack of funds shall not be deemed to be a cause beyond the reasonable control of either party.

     Article 22. Commissions

     Section 22.01. Brokerage Commissions or Finder's Fees. Landlord and Tenant each acknowledge that no real estate broker, other than Jackson & Cooksey, Inc. and The Beach Co., is involved with respect to this Lease or the negotiations thereof. Landlord shall be responsible for the payment of a real estate commissions payable to Jackson & Cooksey, Inc. and The Beach Co. pursuant to a separate agreement. Each party agrees to indemnify the other against and hold the other harmless from, and against, any other claims for brokerage commissions or finder's fees, including, without limitation, the cost of attorneys' fees and expenses in connection therewith.

     Article 23. Memorandum of Lease

     Section 23.01. Contents of Memorandum of Lease. This Lease shall not be recorded. The parties hereby agree that upon the request of either party, each will execute and acknowledge a mutually agreeable form of a memorandum of this Lease for recordation in the public records. Recording, filing and like charges and any stamps, charge for recording, transfer or other tax shall be paid by Tenant. In the event of termination of this Lease, within thirty (30) days after written request from Landlord, Tenant agrees to execute, acknowledge and deliver to Landlord an agreement removing such memorandum of lease from record. If Tenant fails to execute such agreement within any such thirty (30) day period or fails to notify Landlord within any such thirty (30) day period of its reasons for refusing to execute such agreement, Landlord is hereby authorized to execute and record such agreement removing the memorandum of lease from record. These provisions shall survive any termination of this Lease.

     Article 24. Landlord's Right to Perform Tenant's Covenants

     Section 24.01. Performance of Tenant's Covenants by Landlord.

     i. If Tenant at any time fails after the expiration of applicable notice and cure periods (1) to pay any taxes or assessments in accordance with the provisions in this Lease, (2) to take out, pay for, maintain, or deliver any of the insurance policies provided in this Lease, (3) to cause any lien of the character referred to in Section 7.02 not to be discharged, as provided, (4) to cure any Event of Default referred to in this Lease, then Landlord may, but shall not be obligated to, and without further notice or demand upon Tenant and without waiving or releasing Tenant from any obligations of Tenant contained in this Lease, (a) pay any such taxes or assessments, (b) take out, pay for and maintain any of the insurance policies provided for in this Lease, (c) discharge any lien of the character referred to in Section 7.02 or (4) cure any such Event of Default.

     ii. All sums paid by Landlord pursuant to this Section 24.01 and all necessary incidental costs and expenses (including reasonable attorneys' fees and expenses) paid or incurred by Landlord in connection therewith, together with interest thereon from the date of making that expenditure by Landlord at the Default Rate, shall be payable by Tenant to Landlord within ten (10) days after demand therefor accompanied by evidence reasonably establishing that the expenditure has been made.

     iii. All sums which may become payable to Landlord by Tenant pursuant to this Section 24.01 and all other charges and expenses of whatsoever nature which Tenant is required to pay pursuant to this Lease, exclusive of Rent, shall be deemed Additional Rent. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of any such sums by Tenant as in the case of default by Tenant in the payment of Rent.

     Article 25. Protective Covenants

     Section 25.01. Premises Subject to Protective Covenants. The Premises are subject to the Declaration of Protective Covenants, Conditions and Restrictions for Charleston Regional Business Center dated December 30, 1998 and recorded December 31, 1998 in Book 1364, at Page 001 in the Register of Deeds for Berkeley County, South Carolina, as amended. The Premises are also subject to the Declaration of Restrictive Covenants dated April 12, 1996 and recorded April 15, 1996, in Book 840, Page 345 in the Office of the Register of Deeds for Berkeley County for Berkeley County. Tenant acknowledges that it has received copies of both of the Protective Covenants. The Premises are also subject to the permitted encumbrances (the "Permitted Encumbrances") enumerated on Exhibit C attached hereto and made a part hereof.

     Article 26. Miscellaneous Provisions

     Section 26.01. Notices. All notices under this Lease shall be in writing and shall be deemed given if delivered personally or by overnight courier or if sent by confirmed facsimile transmitted during the regular business hours of the recipient, or when mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to the parties at their addresses as set forth below (or at such other address as a party may from time to time designate by written notice given in accordance with this Section 26.01):

     TO TENANT:

     ICON Health and Fitness, Inc.
     1000 Charleston Regional Parkway
     Charleston, South Carolina 29492
     Attention: Ron Jones

     WITH A COPY TO:

     ICON Health and Fitness, Inc.
     1500 South 1000 West
     Logan, Utah 84321
     Attention: Legal Department

     TO LANDLORD:

     International Center I, LLC
     c/o The Beach Co.

     211 King Street, Suite 300
     Charleston, South Carolina 29401
     Attn: John C. Darby, President
     Telecopy No.: (843) 722-6449

     WITH A COPY TO:

     The Beach Co.
     211 King Street, Suite 300
     Charleston, South Carolina 29401
     Attn: Property Manager
     Telecopy No.: (843) 722-6449

     WITH A COPY TO:

     M. Jeffrey Vinzani, Esquire
     Nexsen Pruet Jacobs Pollard & Robinson, LLP
     200 Meeting Street, Suite 301
     Charleston, South Carolina 29401
     Telecopy No.: (843) 720-1777

     If requested by Landlord in writing (which request shall specify an address to which notices shall be given) any such notice to Landlord shall also be given contemporaneously to a Mortgagee in the manner herein specified.

     Section 26.02. No Joint Venture. It is the intention of the parties hereto to create the relationship of Landlord and Tenant, and no other relationship whatsoever, and unless expressly otherwise provided herein, nothing herein shall be construed to make the parties hereto liable for any of the debts, liabilities or obligations of the other party. Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent of a partnership or joint venture between Landlord and Tenant.

     Section 26.03. Governing Law. This Lease and the rights and obligations of the parties hereunder shall be construed and interpreted under the laws of the State of South Carolina.

     Section 26.04. Severability. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     Section 26.05. No Waiver. Failure on the part of either party to complain of any action or non-action on the part of the other party, no matter how long the same may continue shall never be deemed to be a waiver by either party of any of its rights hereunder. No waiver at any time of any of the provisions hereof by either party shall be construed as a waiver of any of the other provisions hereunder and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions.

     Section 26.06. Counterparts. This Lease may be executed in several counterparts, each of which shall be deemed an original, and such counterparts shall constitute but one and the same instrument.

     Section 26.07. Captions and Headings. The Table of Contents and Article, Section and Exhibit headings are for convenience of reference only and in no way shall be used to construe or modify the provisions of this Lease.

     Section 26.08. Successors and Assigns. The terms, covenants and conditions hereof shall inure to the benefit of and shall be binding upon Landlord and Landlord's successors and assigns and the terms, covenants and conditions hereof shall inure to the benefit of and shall be binding upon Tenant and Tenant's permitted successors and assigns.

     Section 26.09. Cumulative Remedies. The specified remedies to which Landlord or Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the party may be lawfully entitled in case of any breach or threatened breach by the other party of any provision of this Lease. The failure of a party to insist in any one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option in this Lease shall not be construed as a waiver or a relinquishment for the future of such covenant or option. A receipt by Landlord of the Rent or Additional Rent shall not be deemed a waiver of any other breach of any covenant of this Lease, and no waiver by either party of any provision of this Lease shall be deemed to have been made unless in writing and signed by such party. In addition to the other remedies provided in this Lease, either party shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, conditions or provisions of this Lease.

     Section 26.10. Limitation on Liability. Neither Landlord nor any of its directors, officers or beneficiaries, shall have (in such capacity) any personal liability in connection with the performance or failure of any of Landlord's covenants, conditions, or agreements under this Lease; and Tenant agrees to look solely to Landlord's income, insurance proceeds and interest in the Premises and in this Lease for the recovery of any damages sustained by reason of such performance or failure to perform.

     Section 26.11. Time is of the Essence. The parties agree that time is of the essence to this Lease.

     Section 26.12. No Modification. This writing is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, consideration and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can be modified only by a writing signed by the party against whom the modification is enforceable.

     Section 26.13. Representations, Warranties and Covenants. Tenant hereby represents, warrants and covenants that: Tenant is a duly constituted corporation qualified to do business in the State of South Carolina; all Tenant's franchises and corporate taxes have been paid to date, if applicable; all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws will be filed by Tenant when due; and the persons executing this Lease are duly authorized by the board of directors of such corporation to execute and deliver this Lease on behalf of Tenant. Landlord hereby represents, warrants and covenants that: Landlord is a duly constituted limited liability company qualified to do business in the State of South Carolina; all Landlord's franchises and corporate taxes have been paid to date, if applicable; all future forms, reports, fees and other documents necessary for Landlord to comply with applicable laws will be filed by Landlord when due; and the persons executing this Lease are duly authorized by the board of directors of such corporation to execute and deliver this Lease on behalf of Landlord.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease under seal as of the day and year first above written.

In the Presence of.                Landlord:

     /s/ ILLEGIBLE                 INTERNATIONAL CENTER I, LLC
---------------------------

     /s/ ILLEGIBLE                 By: Beach International Center I, LLC
---------------------------            Its Member

                                       By: The Beach Co., Its Manager

                                       By:   /s/ ILLEGIBLE
                                           -------------------------------------
                                       Name:    [ILLEGIBLE]
                                            ------------------------------------
                                       Title:   Executive Vice President
                                             -----------------------------------

                                       By:  /s/ Dana R. Mager
                                           -------------------------------------
                                       Name:    Dana R. Mager
                                           -------------------------------------
                                       Title:   Secretary
                                              ----------------------------------


                                   Tenant:

     /s/ ILLEGIBLE                 ICON HEALTH AND FITNESS, INC.
---------------------------

     /s/ ILLEGIBLE                 By:      /s/ Jace Jergensen
---------------------------             ----------------------------------------
                                   Name:   Jace Jergensen
                                          --------------------------------------
                                   Title:  Vice President/General Manager
                                         ---------------------------------------

                                TABLE OF CONTENTS

                                                                                                                Page
Article 1. The Demised Premises ...............................................................................     1

  Section 1.01.  Lease of Premises ............................................................................     1

Article 2. Construction of Infrastructure and Building ........................................................     1

  Section 2.01.  Infrastructure ...............................................................................     1

  Section 2.02.  Building .....................................................................................     2

  Section 2.03.  Certain Costs and Expenses. ..................................................................     3

  Section 2.04.  Warranties ...................................................................................     3

  Section 2.05.  Completion ...................................................................................     3

Article 3. Term; Renewal, Rent; Holding Over; Net Lease .......................................................     4

  Section 3.01.  Term .........................................................................................     4

  Section 3.02.  Renewal ......................................................................................     4

  Section 3.03.  Rent. ........................................................................................     4

  Section 3.04.  Holding Over. ................................................................................     5

  Section 3.05.  Net Lease ....................................................................................     6

Article 4. Taxes ..............................................................................................     6

  Section 4.01.  Payment of Taxes. ............................................................................     6

Article 5. Use ................................................................................................     7

  Section 5.01.  Permitted Use ................................................................................     7

Article 6. Repair and Maintenance .............................................................................     7

  Section 6.01.  Repair and Maintenance of Building by Tenant .................................................     7

  Section 6.02.  Repair and Maintenance of Building by Landlord. ..............................................     7

Article 7. Alterations to Building, Mechanic's Liens ..........................................................     8

  Section 7.01.  Alterations to Building. .....................................................................     8

  Section 7.02.  Mechanic's Liens .............................................................................     9

Article 8. Subordination and Nondisturbance; Estoppel Certificates; Right of Tenant to Grant Security
Interest; Title to Land; Waiver of Landlord's Lien ............................................................     9

  Section 8.01.  Subordination and Nondisturbance. ............................................................     9

  Section 8.02.  Estoppel Certificates ........................................................................    10

  Section 8.03.  Right of Tenant to Grant Security Interest. ..................................................    10

  Section 8.04.  Title to Land ................................................................................    10

Article 9. Compliance with Laws ...............................................................................    10

  Section 9.01.  Compliance with Laws and Governmental Regulations ............................................    11

Article 10.  Indemnification ..................................................................................    11

  Section 10.01. Indemnification Obligation. .............................................................   11

Article 11. Insurance ....................................................................................   12

  Section 11.01. Tenant's Insurance. .....................................................................   12

S ection 11.02.  Policy Requirements. ....................................................................   13

  Section 11.03. Waiver of Right of Recovery .............................................................   13

  Section 11.04. Tenant's Failure to Comply ..............................................................   13

  Section 11.05. Landlord's Insurance Obligation .........................................................   14

Article 12. Damage and Destruction .......................................................................   14

  Section 12.01. Damage and Destruction of Premises ......................................................   14

Article 13. Condemnation .................................................................................   14

  Section 13.01. Taking ..................................................................................   14

  Section 13.02. Awards ..................................................................................   15

Article 14. Signs ........................................................................................   15

  Section 14.01. Erection and Removal of Signs ...........................................................   15

Article 15. Quiet Enjoyment ..............................................................................   15

  Section 15.01. Tenant's Right to Quiet Enjoyment .......................................................   15

Article 16. Right of Entry ...............................................................................   15

  Section 16.01. Right of Entry by Landlord ..............................................................   15

Article 17. Assignment and Subletting ....................................................................   15

  Section 17.01. Assignment and Subletting by Tenant .....................................................   16

Article 18. Default Provisions ...........................................................................   16

  Section 18.01. Event of Default ........................................................................   16

  Section 18.02. Remedies ................................................................................   17

  Section 18.03. Landlord Default and Tenant Remedies ....................................................   18

Article 19. Environmental Provisions .....................................................................   19

  Section 19.01. Environmental Covenants and Agreements ..................................................   19

  Section 19.02. Environmental Complaints ................................................................   19

  Section 19.03. Landlords Right .........................................................................   19

  Section 19.04. Environmental Representation & Warranty .................................................   20

Article 20. Surrender of Premises ........................................................................   20

  Section 20.01. Surrender of Premises by Tenant .........................................................   20

Article 21. Force Majeure ................................................................................   20

  Section 21.01. Definition of Force Majeure .............................................................   20

Article 22. Commissions ..................................................................................   21

  Section 22.01. Brokerage Commissions or Finder's Fees ..................................................   21

Article 23. Memorandum of Lease ..........................................................................   21

  Section 23.01. Contents of Memorandum of Lease .........................................................   21

Article 24. Landlord's Right to Perform Tenant's Covenants ...............................................   21

  Section 24.01. Performance of Tenant's Covenants by Landlord. ..........................................   21

Article 25. Protective Covenants .........................................................................   22

  Section 25.01. Premises Subject to Protective Covenants ................................................   22

Article 26. Miscellaneous Provisions .....................................................................   22

  Section 26.01. Notices .................................................................................   22

  Section 26.02. No Joint Venture ........................................................................   23

  Section 26.03. Governing Law ...........................................................................   23

  Section 26.04. Severability ............................................................................   23

  Section 26.05. No Waiver ...............................................................................   23

  Section 26.06. Counterparts ............................................................................   24

  Section 26.07. Captions and Headings ...................................................................   24

  Section 26.08. Successors and Assigns ..................................................................   24

  Section 26.09. Cumulative Remedies .....................................................................   24

  Section 26.10. Limitation on Liability .................................................................   24

  Section 26.11. Time is of the Essence ..................................................................   24

  Section 26.12. No Modification .........................................................................   24

  Section 26.13. Representations, Warranties and Covenants ...............................................   25

  Exhibit A        Legal Description of the Premises
  Exhibit A-1      Site Plan
  Exhibit B        Plans and Specifications
  Exhibit C        Permitted Encumbrances

                                    EXHIBIT A
                        Legal Description of the Premises

All that lot piece, parcel or tract of land situate, lying and being in the City of Charleston, County of Berkeley, State of South Carolina, being shown and designated as "TRACT 1" on a plat entitled "SUBDIVISION PLAT OF 297.91 ACRES TO CREATE TRACT 1 & RESIDUAL CHARLESTON REGIONAL BUSINESS CENTER OWNED BY:
CHARLESTON REGIONAL BUSINESS CENTER, LLC" dated June 24, 1999, and recorded September 1, 1999, in Plat Cabinet O, Page 107A in the Office of the Register of Deeds for Berkeley County, reference to which is craved for a more complete description.

                                   EXHIBIT A-1

                                [GRAPHIC OMITTED]

                                   EXHIBIT B-1

                                  Office Detail
                                  Floor Plan 1

1.   General Requirements - Permits - Move In - clean up - Dumpster.
2.   Doors - 3'- 0" x 6' - 8"
3.   Finishes - Drywall 5/8 on 25 Ga. Metal studs as shown
4.   Ceiling - 2 x 4 Lay-In @ 9' - 0"
5. Carport - 26oz - Direct glue down - Offices; VCT in Restroom - Break Room & Computer Room.
6. Paint - Flat off white - through out - with exception of Semi-gloss in restrooms
7.   HVAC (1) 5 ton split system
8.   Electrical (23) outlet; (15) prismatic 2 x 4 light fixtures

                                Warehouse Office
                                  Floor Plan 2

1.   General Requirements - See #1
2.   Doors 3' - 0" x 6' x 8"
3.   Finishes - Partitions 5/8 drywall on 25 Ga. Metal studs - as shown
4.   Ceiling - 2 x 4 Lay In @ 9' - 0"
5.   VCT @ Traffic Office & Break Room.  Seal expose Concrete @ UPS Office.
6.   Paint - flat off white through out.
7.   HVAC (1) 3 1/2 ton split system.
8.   Electrical (12) outlets (7) Lay In
9.   2 x 4 prismatic light fixtures

                                 Warranty Return
                                  Floor Plan 3

1.   General Requirements - See 91
2.   Doors - 3' - 0" x 6' - 8"
3.   Finishes - partition 5/8 drywall on 25 Ga. Metal studs - as shown.
4.   Ceiling 2 x 4 Lay In @ 9' - 0"
5.   VCT - Office & Rest Room
6.   Paint - Flat off white in Office and semi-gloss in Rest Room
7.   HVAC (1) 1 V2Ton Split System.
8.   Electrical - (6) outlets (3) prismatic 2 x 4 Lay in Light Fixtures.

                                    Warehouse
                                  Toilet Plan 4

1.   General Requirements - See #1
2.   Doors - 3' - 0" x 6' - 8"

3.   Finishes - partition 5/8" water resistance - drywall on 25 Ga. Metal studs
     - as shown.
4.   Ceiling - 2 x 4 Lay In @ 9'- 0"
5.   Flooring - VCT
6.   Paint - Gloss - Off White
7.   HVAC (1) 2 1/1 Ton Split System
8.   Electrical (4) 2 x 4 Lay In Prismatic light fixtures

                                   EXHIBIT B-2

                                [GRAPHIC OMITTED]

                                   EXHIBIT B-3

                                [GRAPHIC OMITTED]

                                   EXHIBIT B-4

                                [GRAPHIC OMITTED]

                                   EXHIBIT B-5

                                [GRAPHIC OMITTED]

                                    EXHIBIT C
                            (Permitted Encumbrances)

1. Taxes for the year 2000, a lien not yet due and payable, and all subsequent years.

2. Any lien, or right to a lien, for labor, services, or material heretofore or hereafter furnished.

3. Interests created by, or limitations on use imposed by, the Federal Coastal Zone Management Act or other federal law, or by SC Code, Chapter 39, Title 48, as amended, or any regulations promulgated pursuant to said state or federal laws.

4. Easement from Harry E Guggenheim to South Carolina Electric and Gas Company dated December 11, 1969, and recorded December 22, 1969, in Book C-92, Page 210 in the Office of the Clerk of Court for Berkeley County.

5. Declaration of Restrictive Covenants declared by Jack Primus Partners, L.P., a Delaware limited partnership, and Harper Partners, a New York partnership, dated April 12, 1996, and recorded April 15, 1996, in Book 840, Page 345 in the Office of the Register of Deeds for Berkeley County.

6. Declaration of Protective Covenants Conditions and Restrictions for Charleston Regional Business Center recorded December 31, 1998, in Book 1521, Page 47, as amended by First Amendment dated April 30, 1999, and recorded in Book 1624, Page 235 in the Office of the Register of Deeds for Berkeley County.

7. Declaration of Restrictive Covenants by Charleston Regional Business Center, LLC, dated November 19, 1998, and recorded in Book 1521, Page 42 in the Office of the Register of Deeds for Berkeley County. (Applies only to the area shown as "Wetlands Buffer" on the Plat.)

8. Easement from H.F. Guggenheim to South Carolina Power Company dated January 7, 1948, and recorded in Book 25, Page 338 in the Office of the Clerk of Court for Berkeley County.

9.   Federal Fish and Wildlife Permit No. PRT 804465 dated October 24, 1995.

10. Title to that portion of the insured premises lying below the mean high water mark of abutting tidal waters.

11. Matters of survey subsequent to plat prepared by Thomas & Hutton Engineering Co. dated June 24, 1999, and recorded September 1, 1999, in Plat Cabinet O, Page 107A in the Office of the Register of Deeds for Berkeley County.

12. 15' of a 30' Drainage Easement and Wetlands Buffer as shown on plat prepared by Thomas & Hutton Engineering, Inc., dated June 24, 1999.

13. Mortgage from International Center 1, LLC, to Bank of America, N.A., dated September 9, 1999, and recorded September 23, 1999, in Book 1748, Page 127 in the Office of the Register of Deeds for Berkeley County.

14. Assignment of Contracts from International Center 1, LLC, to Bank of America, N.A., dated September 9, 1999, and recorded September 23, 1999, in Book 1748, Page 166 in the Office of the Register of Deeds for Berkeley County.

15. Assignment of Leases from International Center I, LLC, to Bank of America, N.A., dated September 9, 1999, and recorded September 23, 1999, in Book 1748, Page 158 in the Office of the Register of Deeds for Berkeley County.

16. Assignment of Rights Under Declaration from International Center I, LLC, to Bank of America, N.A., dated September 9, 1999, and recorded September 23, 1999, in Book 1748, Page 176 in the Office of the Register of Deeds for Berkeley County.

17. UCC-1 from International Center I, LLC, to Bank of America, N.A., filed on September 23, 1999, at No. 45-528 in the Office of the Register of Deeds for Berkeley County.

18. UCC-1 from International Center I, LLC, to Bank of America, N.A., filed at No. 990924-144315A in the Office of the Secretary of State for South Carolina.

                          TENANT'S ESTOPPEL CERTIFICATE

Bank of America, N.A.
200 Meeting Street, Suite 104
Charleston, South Carolina 29401
Attention: Loan Administration Section
           Real Estate Bank
           Location Code SC1300-01-03

Re: Lease ("Lease") dated March 30, 2000 between International Center, I, LLC ("Landlord") and ICON Health and Fitness, Inc. ("Tenant")

Ladies and Gentlemen:

The undersigned, as Tenant, hereby confirms the following:

       (1) That it is scheduled to accept possession of the premises demised pursuant to the terms of the Lease.

       (2) That the improvements and space required to be furnished according to the Lease have not been completed.

       (3) That the demised premises, including all improvements, appurtenances, common areas and parking as constructed, will satisfy the requirements of said Lease, but the demised premises are not open for the use by Tenant, its customers, employees and invitees.

       (4) The lease provides for a minimum annual rental of not less than $750,000.00 payable in monthly installments of $62,500.00 during the initial lease year. Tenant has no present knowledge of any off-sets or credits against rentals nor have rentals been prepaid except as provided by the Lease terms.

       (5) That Landlord has complied with all requirements of the Lease.

       (6) That said Lease is in full force and effect and that Tenant has no present knowledge of any default which presently exists or any condition which with passage of time or giving of notice would become a default under the terms of the Lease.

       (7) Rental payments under the Lease will commence on October 1, 2000 (the "Commencement Date").

       (8) The term of the Lease begins on the Commencement Date and ends five
(5) years and four (4) months thereafter, with Tenant having the option to renew said Lease for two (2) successive periods of five (5) years each.

       (9) That said Lease is the only Lease between the Landlord and undersigned affecting said premises and has not been assigned, modified, supplemented, amended, or changed in any way, except as follows: N/A.

       (10) That Tenant has no notice of a prior sale, transfer, assignment, hypothecation or pledge of said Lease or of the rents secured therein, except to Bank of America, N.A.

       (11) That as of the date hereof, Tenant is not the subject of any bankruptcy, reorganization, or insolvency proceeding.

       (12) Anything in the Lease to the contrary notwithstanding, Tenant agrees that it will not terminate the Lease or withhold any rents due thereunder because of Landlord's default in the performance thereof until Tenant has first given written notice to Landlord specifying the nature of any such default by the Landlord and allowing the Landlord the right to cure such default as provided under Section 18.02 of the Lease.

       (13) That Tenant is aware that Bank of America, N.A. has made a mortgage loan to Landlord, and that Landlord has assigned the Lease to Bank of America, N.A. as additional security.

                                      ICON HEALTH AND FITNESS, INC., a
                                      Delaware corporation

                                      By:  /s/ Jace Jergernsen
                                         -------------------------------------
                                      Name:    Jace Jergensen
                                           -----------------------------------
                                      Title:  Vice President/General Manager
                                            ----------------------------------

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

       This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") dated March 30, 2000 is made by and among ICON HEALTH AND FITNESS, INC., a Delaware corporation ("Tenant"), INTERNATIONAL CENTER I, LLC, a South Carolina limited liability company ("Landlord"), and BANK OF AMERICA, N.A., a national banking association ("Mortgagee").

       WHEREAS, Mortgagee is the owner of a promissory note (herein, as it may have been or may be from time to time renewed, extended, amended, supplemented, or restated, called the "Note") dated September 9, 1999, executed by Landlord payable to the order of Mortgagee, in the principal face amount of $5,700,000.00, bearing interest and payable as therein provided, secured by, among other things, a Mortgage and Security Agreement (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Mortgage"), recorded or to be recorded in the land records of Berkeley County, South Carolina, covering, among other property, the land (the "Land") described in Exhibit A which is attached hereto and incorporated herein by reference, and the improvements ("Improvements") thereon (such Land and Improvements being herein together called the "Property");

       WHEREAS, Tenant is the tenant under a lease from Landlord dated March 30, 2000 (herein, as it may from time to time be renewed, extended, amended or supplemented, called the "Lease"), covering a portion of the Property (said portion being herein referred to as the "Premises"); and

       WHEREAS, the term "Landlord" as used herein means the present landlord under the Lease or, if the landlord's interest is transferred in any manner, the successor(s) or assign(s) occupying the position of landlord under the Lease at the time in question.

       NOW, THEREFORE, in consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

       1. Subordination. Tenant agrees and covenants that the Lease and the rights of Tenant thereunder, all of Tenant's right, title and interest in and to the property covered by the Lease, and any lease thereafter executed by Tenant covering any part of the Property, are and shall be subject, subordinate and inferior to (a) the Mortgage and the rights of Mortgagee thereunder, and all right, title and interest of Mortgagee in the Property, and (b) all other security documents now or hereafter securing payment of any indebtedness of the Landlord (or any prior landlord) to Mortgagee which cover or affect the Property (the "Security Documents"). This Agreement is not intended and shall not be construed to subordinate the Lease to any mortgage, deed of trust or other security document other than those referred to in the preceding sentence, securing the indebtedness to Mortgagee.

       2. Non-Disturbance. Mortgagee agrees that so long as the Lease is in full force and effect and Tenant is not in default in the payment of rent, additional rent or other payments or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any, specified in the Lease within which Tenant may cure such default).

              (a) Tenant's possession of the Premises under the Lease shall not be disturbed or interfered with by Mortgagee in the exercise of any of its rights under the Mortgage, including any foreclosure or conveyance in lieu of foreclosure; and

              (b) Mortgagee will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for foreclosure of the Mortgage.

       3.     Attornment.

              (a) Tenant covenants and agrees that in the event of foreclosure of the Mortgage, whether by power of sale or by court action, or upon a transfer of the Property by conveyance in lieu of foreclosure (the purchaser at foreclosure or the transferee in lieu of foreclosure, including Mortgagee if it is such purchaser or transferee, being herein called "New Owner"), Tenant shall attorn to the New Owner as Tenant's new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Tenant and New Owner upon all of the terms, covenants, conditions and agreements set forth in the Lease and this Agreement, except for provisions which are impossible for New Owner to perform; provided, however, that in no event shall the New Owner be:

                     (i) liable for any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Landlord) or obligations accruing prior to New Owner's actual ownership of the Property;

                     (ii) subject to any offset, defense, claim or counterclaim which Tenant might be entitled to assert against any previous landlord (including Landlord);

                     (iii) bound by any payment of rent, additional rent or other payments, made by Tenant to any previous landlord (including Landlord) for more than one (1) month in advance;

                     (iv) bound by any amendment, or modification of the Lease hereafter made, or consent, or acquiescence by any previous landlord (including Landlord) under the Lease to any assignment or sublease hereafter granted, without the written consent of Mortgagee; or

                     (v) liable for any deposit that Tenant may have given to any previous landlord (including Landlord) which has not, as such, been transferred to New Owner.

              (b) The provisions of this Agreement regarding attornment by Tenant shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Tenant agrees, however, to execute and deliver upon the request of

New Owner, any instrument or certificate which in the reasonable judgment of New Owner may be necessary or appropriate to evidence such attornment, including a new lease of the Premises on the same terms and conditions as the Lease for the unexpired term of the Lease.

       4. Estoppel Certificate. Tenant agrees to execute and deliver from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or obligations secured by the Mortgage, a certificate regarding the status of the Lease, consisting of statements, if true (or if not, specifying why not), (a) that the Lease is in full force and effect, (b) the date through which rentals have been paid, (c) the date of the commencement of the term of the Lease, (d) the nature of any amendments or modifications of the Lease, (e) to the best of Tenant's knowledge no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Lease, (f) to the best of Tenant's knowledge, no setoffs, recoupments, estoppels, claims or counterclaims exist against Landlord, and (g) such other matters as may be reasonably requested.

       5. Acknowledgment and Agreed by Tenant. Tenant acknowledges and agrees as follows:

              (a) Tenant acknowledges that Landlord will execute and deliver to Mortgagee in connection with the financing of the Property that certain Assignment of Leases dated September 9, 1999. Tenant hereby expressly consents to such assignment and agrees that such assignment shall, in all respects, be superior to any interest Tenant has in the Lease of the Property, subject to the provisions of this Agreement. Tenant will not amend, alter or waive any provision of, or consent to the amendment, alteration or waiver of any provision of the Lease without the prior written consent of Mortgagee. Tenant shall not prepay any rents or other sums due under the lease for more than one (1) month in advance of the due date therefor. Tenant acknowledges that Mortgagee will rely upon this instrument in connection with such financing.

              (b) Mortgagee, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

              (c) From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to the Mortgagee; and (ii) until the same period of time as is given to Landlord under the Lease to cure such act or omission shall have elapsed following such giving of notice to Mortgagee and following the time when Mortgagee shall have become entitled under the Mortgage to remedy the same, but in any event 30 days after receipt of such notice or such longer period of time as may be necessary to cure or remedy such default, act, or omission including such period of time necessary to obtain possession of the Property and thereafter cure such default, act, or omission, during which period of time Mortgagee shall be permitted to cure or remedy such default, act or omission; provided, however, that Mortgagee shall have no duty or obligation to cure or remedy any breach or default. It is specifically agreed that Tenant shall not, as to Mortgagee, require cure of any such default which is personal to Landlord, and therefore not susceptible to cure by Mortgagee.

              (d) In the event that Mortgagee notifies Tenant of a default under the Mortgage, Note, or Security Documents and demands that Tenant pay its rent and all other sums due under the Lease directly to Mortgagee, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to Mortgagee, without offset, or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note, and notwithstanding any contrary instructions of or demands from Landlord.

              (e) Tenant shall send a copy of any notice or statement under the Lease to Mortgagee at the same time such notice or statement is sent to Landlord if such notice or statement has a material impact on the economic terms operating covenants or duration of the Lease.

              (f) Tenant has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, same is hereby acknowledged to be subject and subordinate to the Mortgage and is hereby waived and released as against Mortgagee and New Owner.

              (g) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement and Tenant waives any requirement to the contrary in the Lease.

              (h) Mortgagee and any New Owner shall have no liability to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property, including, but not limited to, any provisions relating to exclusive or non-conforming uses or rights, renewal options and options to expand, and in the event of such a conflict, Tenant shall have no right to cancel the Lease or take any other remedial action against Mortgagee or New Owner, or against any other party for which Mortgagee or any New Owner would be liable.

              (i) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to the erection or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy, either at the commencement of the term of the Lease or upon any renewal or extension thereof or upon the addition of additional space, pursuant to any expansion rights contained in the Lease.

              (j) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession.

              (k) In the event that Mortgagee or any New Owner shall acquire title to the Premises or the Property, Mortgagee or such New Owner shall have no obligation, nor incur any liability, beyond Mortgagee's or New Owner's then equity interest, if any, in the Property or the Premises, and Tenant shall look exclusively to such equity interest of Mortgagee or New Owner, if any, for the payment and discharge of any obligations imposed upon Mortgagee or New Owner hereunder or under the Lease or for recovery of any judgment from Mortgagee, or New Owner, and in no event shall Mortgagee, New Owner, nor any of their respective officers, directors, shareholders, agents, representatives, servants, employees or partners ever be personally liable for such judgment.

              (l) Tenant has never permitted, and will not permit, the generation, treatment, storage or disposal of any hazardous substance as defined under federal, state, or local law, on the Premises or Property except for such substances of a type and only in a quantity normally used in connection with the occupancy or operation of buildings (such as non-flammable cleaning fluids and supplies normally used in the day to day operation of first class establishments similar to the Improvements), which substances are being held, stored, and used in strict compliance with federal, state, and local laws. Tenant shall be solely responsible for and shall reimburse and indemnify Landlord, New Owner or Mortgagee, as applicable, for any loss, liability, claim or expense, including without limitation, cleanup and all other expenses, including, without limitation, legal fees that Landlord, New Owner or Mortgagee, as applicable, may incur by reason of Tenant's violation of the requirements of this Paragraph 5(l).

       6. Acknowledgment and Agreement by Landlord. Landlord, as landlord under the Lease and grantor under the Mortgage, acknowledges and agrees for itself and its heirs, representatives, successors and assigns, that: (a) this Agreement does not constitute a waiver by Mortgagee of any of its rights under the Mortgage, Note, or Security Documents, or in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage, Note, or Security Documents; (b) the provisions of the Mortgage, Note, or Security Documents remain in full force and effect and must be complied with by Landlord, and (c) Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Mortgagee upon receipt of a notice as set forth in paragraph 5(d) above from Mortgagee and that Tenant is not obligated to inquire as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note. Landlord hereby releases and discharges Tenant of any from any liability to Landlord resulting from Tenant's payment to Mortgagee in accordance with this Agreement. Landlord represents and warrants to Mortgagee that a true and complete copy of the Lease has been delivered by Landlord to Mortgagee.

       7. Lease Status. Landlord and Tenant certify to Mortgagee that neither Landlord nor Tenant has knowledge of any default on the part of the other under the Lease, that the Lease is bona fide and contains all of the agreements of the parties thereto with respect to the letting of the Premises and that all of the agreements and provisions therein contained are in full force and effect.

       8. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram, telex, or facsimile, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Paragraph 8 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in the Lease or in any document evidencing, securing or pertaining to the loan evidenced by the Note or to require giving of notice or demand to or upon any person in any situation or for any reason.

       9.     Miscellaneous.

              (a) This Agreement supersedes any inconsistent provision of the Lease.

              (b) Nothing contained in this Agreement shall be construed to derogate from or in any way impair, or affect the lien, security interest or provisions of the Mortgage, Note, or Security Documents.

              (c) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns, and any New Owner, and its heirs, personal representatives, successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of the assigning Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred without the prior written consent of Mortgagee.

              (d) THIS AGREEMENT AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF SOUTH CAROLINA AND APPLICABLE UNITED STATES FEDERAL LAW EXCEPT ONLY TO THE EXTENT, IF ANY, THAT THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED NECESSARILY CONTROL.

              (e) The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" as used in this Agreement refer to this entire Agreement and not to any particular section or provision.

              (f) This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

              (g) If any provision of the Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not apply to or affect any other provision hereof, but this Agreement shall be construed as if such invalidity, illegibility, or unenforceability did not exist.

              [SIGNATURES APPEAR ON THE FOLLOWING THREE (3) PAGES]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and sealed as of the date first above written.

WITNESS:                                   MORTGAGEE:

                                           BANK OF AMERICA, N.A., a (SEAL)
                                           national banking association
    /s/ ILLEGIBLE                          By:  /s/ Sue T. Mahood
---------------------------                   ---------------------------------
                                           Name:    Sue Mahood
                                                -------------------------------
    /s/ ILLEGIBLE                          Title:   Vice President
---------------------------                      ------------------------------


ADDRESS OF MORTGAGEE:

Bank of America, N.A.
200 Meeting Street, Suite 104
Charleston, South Carolina 29401
Attention: Loan Administration Section
           Real Estate Bank
           Location Code SC1300-01-03

WITNESS:                                 TENANT:

                                         ICON HEALTH AND FITNESS, INC.,
                                         a Delaware corporation  (SEAL)

   /s/ ILLEGIBLE                         By: /s/ Jace Jergensen
-----------------------------------          ----------------------------------
                                         Name:   Jace Jergensen
                                              ---------------------------------
   /s/ ILLEGIBLE                         Title: Vice President/General Manager
-----------------------------------            --------------------------------


ADDRESS OF TENANT:


ICON Health and Fitness, Inc.
-----------------------------------

100 Charleston Regional Parkway
-----------------------------------

Charleston, South Carolina 29492
-----------------------------------

Attn:  Ron Jones
-----------------------------------

WITNESS:                                 LANDLORD:

                                         INTERNATIONAL CENTER 1, LLC, a South
                                         Carolina limited liability company
                                                                         (SEAL)

                                         By: Beach International Center 1, LLC, its Member

                                         By: The Beach Co., its Manager

    /s/ ILLEGIBLE                        By: /s/ ILLEGIBLE
-----------------------------------         ------------------------------------
                                         Name:   [ILLEGIBLE]
                                              ----------------------------------
    /s/ ILLEGIBLE                        Title:  Executive Vice President
-----------------------------------            ---------------------------------


ADDRESS OF LANDLORD:

International Center 1, LLC              By: /s/ Dana R. Mager
                                            ------------------------------------
c/o The Beach Co.                        Name:   Dana R. Mager
                                              ----------------------------------
211 King Street, Suite 300               Title:  Secretary
                                               ---------------------------------
Charleston, SC 29401
Attn: John C. Darby, President

STATE OF SOUTH CAROLINA            )
                                   )        ACKNOWLEDGMENT
COUNTYOF CHARLESTON                )


       The foregoing instrument was acknowledged before me this 20 day of April, 00 by Bank of America, N.A., a national banking association, by Sue Mahood, its V.P.

/s/ ILLEGIBLE                  (SEAL)
-----------------------------
NOTARY PUBLIC FOR SOUTH CAROLINA
My Commission expires:  9/23/06
                       ----------

STATE OF TEXAS                     )
                                   )        ACKNOWLEDGMENT
COUNTYOF DALLAS                    )


       The foregoing instrument was acknowledged before me this 4 day of April, 00 by ICON HEALTH AND FITNESS, INC., a Delaware corporation, by Jace Jergensen, its V.P. Gen. Manager.



   /s/ ILLEGIBLE               (SEAL)
-----------------------------
NOTARY PUBLIC FOR TEXAS
My Commission expires: 10/26/2000
                       ----------

STATE OF SOUTH CAROLINA            )
                                   )        ACKNOWLEDGMENT
COUNTYOF CHARLESTON                )


              The foregoing instrument was acknowledged before me this 30 day of March, 2000 by INTERNATIONAL CENTER 1, LLC, a South Carolina limited liability company, by Beach International Center I, LLC, its Member, by The Beach Co., its Manager, by /s/ ILLEGIBLE, its Executive Vice President and Dana R. Mager, its Secretary.

     /s/ ILLEGIBLE                   (SEAL)
-----------------------------------
NOTARY PUBLIC FOR SOUTH CAROLINA
My Commission expires: Feb. 1, 2005
                       ------------